CAPITALWORLD BOND FUND
ANNUAL REPORT
for the year ended September 30, 1995
[The American Funds Group(R)]

Capital World Bond Fund(R)

The fund seeks total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States. That total return is made up of three elements: interest income, any change in the market value of the fund's investments and any change in the value of other currencies against the U.S. dollar.

About our cover:
The currencies depicted in the illustration represent many nations in which Capital World Bond Fund has made fixed-income investments.
Investment Results at a Glance

Total return for the fiscal year

(10/1/94 - 9/30/95)   + 18.1%

Total return over the fund's lifetime

(8/4/87 - 9/30/95)   +111.4%

Average annual compound return

(lifetime)            +   9.6%


Over the past 12 months ended September 30, Capital World Bond Fund's return was the seventh-highest among the 127 world income funds tracked by Lipper Analytical Services, putting the fund in the top 6% of this group. Rankings over other periods vary -- see page 2.

Here are returns over various periods ended September 30, 1995 and a chart showing the growth of an investment over the fund's lifetime, both with all distributions reinvested and assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods.

                      Total                         Average Annual

                      Return                        Compound Return

Lifetime (since 8/4/87)   +101.40%                      +8.96%

Five Years            +  56.86                      +9.42

One Year              +  12.53                      --


Fund results in this report were computed without a sales charge unless otherwise indicated. Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of October 31, 1995, calculated in accordance with the Securities and Exchange Commission formula, was 5.79%. The fund's distribution rate as of that date was 5.34%. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends actually paid by the fund.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

Fellow Shareholders:

Fiscal 1995 was a very satisfactory year for investors in Capital World Bond Fund. With favorable trends in place for bond markets around the world, the value of your investment rose 18.1% assuming you reinvested income dividends totaling $1.18 a share.

By comparison, the Salomon Brothers World Government Bond Index, which measures major world markets, increased 16.2% for the same 12 months ended September 30.

A value-oriented approach to bond market investing and selected currency hedging of some investments back into the U.S. dollar enabled your fund to outpace this unmanaged index.

Low inflation and slower economic growth were beneficial for bonds around the world in the recent fiscal year. As a result, most markets turned in good returns in sharp contrast with 1994, which was one of the worst bond markets in history.

Capital World Bond Fund was well-positioned to capitalize on these favorable trends. Our large holdings in the bonds of many European nations, the U.S. and other dollar-bloc countries contributed to our results. The fund's investments in Denmark, Sweden, Germany, New Zealand and Canada did especially well.

Japanese bonds and the yen were very strong early in 1995. The yen, however, reversed sharply starting in April. During the fiscal year, we sold nearly half of our Japanese bonds at attractive prices, feeling that the risk-return ratio of these bonds was not as favorable as in the past. We also hedged a portion of our remaining Japanese investments back into the U.S. dollar, which added to our returns.

In the first part of the year, this hedging strategy detracted from our investment returns as the dollar continued its 10-year slide against the yen and other currencies. Then, when the dollar began to rally, our strategy started to pay off. Investors who were not hedged gave up much of their gains from their yen and other non-U.S. bond investments.

As we have explained in previous reports, the fund pays a relatively stable dividend in the first three quarters of the calendar year, and then adjusts the fourth quarter dividend (up or down) to reflect currency gains or losses, as required by tax laws. This year, since the fund had net currency gains, share-holders will receive a dividend in December that is considerably larger than usual (about 52 cents a share).

Our recent favorable results underscore a key reason why investors have added Capital World Bond Fund to their portfolios: It provides global diversification of fixed-income assets. More than half of the world's fixed-income securities are denominated in currencies other than the U.S. dollar and some of these markets are bound to offer better opportunities than others at any given time.

During the past 12 months, for example, a global bond portfolio offered an advantage over one invested exclusively in the U.S. market. The unmanaged Salomon Brothers Broad Investment-Grade Bond Index, a key measure of the U.S. market, posted a 12-month gain of 14.1%. As stated, the Salomon Brothers World Government Bond Index had a total return of 16.2% over the same period.

Being able to adjust the fund's investment holdings to take advantage of differing opportunities around the world is one of the benefits of managing a global portfolio. During the year, the fund made a number of changes, including adding to its position in U.S. bonds. We believe that both the legislative and executive branches of the U.S. government are taking the budget deficit

[PIE CHART]

Capital World Bond Fund Net Assets                      World Bond Market

North America         50.2%              Europe                   40.4%

Europe                35.7%              North America            37.7%

Pacific Basin         14.1%              Pacific Basin            21.9%


[END PIE CHART]

more seriously and that demographic shifts could well result in rising personal savings rates among Americans.

The fund sold most of its French bonds because of our concerns that the French government would find it difficult to deliver on promises of a dramatically reduced budget deficit.

We continue to maintain our strong position in Europe, with major holdings in Denmark, Germany, the Netherlands, Spain and Sweden. We favor bonds issued by these governments because these countries are experiencing slower economic growth and falling inflation rates. In addition, the fund has maintained its sizable investments in the bonds of the dollar-bloc countries of Australia, New Zealand and Canada.

Your fund's gain over the recent 12-month period was the seventh-highest among the 127 world income funds tracked by Lipper Analytical Services, putting the fund in the top 6% of this group. Over the past five years, the fund ranked third of the 25 similar funds in operation. Over its lifetime of slightly more than eight years, the fund ranked sixth of 14 world income funds in existence. Lipper rankings do not reflect the effects of sales charges.

Among the reasons for the fund's strong results compared with similar funds is that it has only a small exposure to what some people call emerging markets debt. All our holdings carry an investment-grade rating. This is in sharp contrast to what others have done both in the small size of our position and our high quality. We expect in the future, however, to identify some additional investment-grade emerging markets bonds that provide long-term value to investors.

On the heels of strong results, it is always worth mentioning that exceptional returns do not happen every year. We think there is still good value to be found in selected bond markets around the world, but interest rates could be approaching a near-term low. Therefore, we are following a cautious strategy.

It is gratifying that the fund continues to gain more shareholders each year. At the fiscal year-end, the fund had a total of 45,534 shareholders, 2,000 more than a year ago. We invite you to meet several of them in the pages ahead and find out why they invested in Capital World Bond Fund.

Cordially,
Paul G. Haaga, Jr.
Chairman of the Board

Abner D. Goldstine
President
November 8, 1995

Where the Fund's Assets Are Invested

                 Capital World                               Salomon Bros.

                 Bond Fund                                 World Govt.

                 Net Assets                                Bond Index

                                              Average                   Average

Currency of                                   Maturity                  Maturity

Denomination     Securities     Currency      by                        by

as of 9/30/95    Weighting#     Weighting#    Currency#    Weighting    Currency



United States    32.1%          43.4%         6.8 yrs      34.8%        8.0 yrs

Denmark          8.4            6.2           11.5         1.6          6.2

Canada           7.5            6.8           11.5         2.9          8.8

Germany          7.1            4.7           13.6         10.4         5.9

Japan            6.4            4.8           6.5          20.9         6.9

Netherlands      6.1            2.0           25.3         3.3          8.0

New Zealand      6.1            6.1           8.3          *            *

Spain            5.9            5.9           5.1          2.2          5.0

Sweden           4.7            4.7           4.3          1.5          5.8

Italy            4.2            4.2           6.3          5.9          5.0

United Kingdom   3.8            3.8           6.2          5.2          10.0

Australia        3.3            3.2           11.0         1.0          6.3

Ireland          1.9            1.9           6.0          *            *

ECU^             1.5            1.5           5.8          *            *

France           0.6            0.4           14.7         6.8          8.2

Finland          0.2            0.2           7.0            *          *

Austria          0.2            0.2           4.4          0.8          5.5

Belgium          --             --            --      2.7          6.6

                 100.0%         100.0%                     100.0%


# Securities and currency weightings may differ due to the fund's use of hedging techniques designed to control its exposure to fluctuations in exchange rates. Short-term investments, cash equivalents, receivables and payables are included in the securities weighting.

* This market is not included in the index.

^European Currency Unit

10-Year Government Bond Yields Around The World: A Comparison

United States   Canada   Ireland   United Kingdom   Denmark   Sweden       Finland     Japan

6.2%        7.8%     8.3%     8.1%          7.9%     9.4%         8.1%*       2.8%

#7.6%       #8.9%    #9.1%    #8.8%         #9.0%    #11.2%       #10.3%*     #4.5%



Spain      France   Netherlands   Germany    Austria   Italy        Australia   New Zealand

10.9%      7.5%     6.7%        6.6%       7.1%      11.8%        8.6%        7.8%

#11.2%     #8.1%    #7.5%       #7.6%      #7.5%     #11.3%       #10.3%      #9.3%


  Yield as of 9/30/95
 # Yield as of 9/30/94
* 7-year government bonds

Source: Morgan Stanley Capital International Perspective

Who Owns Capital World Bond Fund With You?

What do a rhubarb farmer in Sumner, Washington, an early retiree in Grand Rapids, Michigan, and the owner of a chain of auto parts stores near Los Angeles have in common? They are all investors in Capital World Bond Fund. Since Capital World Bond Fund was introduced in August 1987, it has gained a steady stream of new investors. Today, the fund has 45,534 shareholders whose investments were valued at fiscal year-end at more than $650 million.
Some are individuals or couples investing for retirement.
Others are corporate officers investing money for company retirement plans.
All have taken the advice of financial advisers to diversify their fixed-income investments to spread their returns and risks around the world. These shareholders have become convinced that investors who limit themselves to the bonds of only one country are cutting themselves off from a huge segment of the global investment spectrum.

Studies show that over the past 20 years investors who put one-third of their fixed-income portfolios in non-U.S. bonds received a higher return with lower volatility than with an all-U.S. portfolio. The reason that a global portfolio can reduce risk is that non-U.S. bond and currency markets can move in different rhythms from U.S. markets.

While one nation's economy may be expanding, another's may be contracting or expanding more slowly. Bond prices may be declining in one country while rising in another. And, as you can see by the chart on page 3, bond yields can vary significantly.

It takes skilled investment managers to capitalize on the changing world bond markets. The fund's shareholders have the advantage of being able to rely on the expertise of seasoned investment professionals who manage bonds around the globe and who monitor the complicated currency trends and economic and political developments that affect bond prices. The investment professionals at Capital Research and Management Company, who manage the assets in your fund, do extensive research before they select their bonds.

Let's meet a few of the investors who, like you, have benefited from this research effort.

The Kings: Competing Against Giants

A father-and-son business in the San Fernando Valley

[Photo Caption]
Daniel and Carroll King like to talk with customers and employees in the headquarters of their auto parts chain near Los Angeles.
[End Photo Caption]

Carroll King and his son, Daniel, realize that their 75 employees are the key to the success of King Auto Supply, a small chain of eight auto parts stores in the San Fernando Valley, near Los Angeles. With their help, the Kings have been able to hold their own against giant national auto parts chains which sell in greater volume. Many other independent auto parts stores have long since closed their doors. "To survive in this business, you have to be competitive and efficient and keep the customer in mind," Carroll says.

After 35 years in the auto parts business, Carroll says it all boils down to hiring and keeping excellent employees "who need their jobs and who understand our customers. You can't use automatons in this business," he says. "People have to be able to think."

For example, a do-it-yourself auto repair customer comes in and asks for a part but doesn't have the foggiest notion what it's called. "Our people have to figure out what part the customer wants," Carroll says. "Our employees are pretty sharp. They can pick up on the needs of customers pretty quickly." The result: Many customers come into the Kings' stores and ask for specific employees they know and trust.

The company also sells parts directly to auto repair shops on a wholesale basis and speed is of the essence. "When a repair shop calls in to order a part, they expect it in 30 minutes," says Daniel, who started in the business when he was
12. "So we have 25 trucks pounding the road all day delivering parts. All orders are rush."

Carroll says his employees need some help in saving and investing their money. That's why he set up a profit-sharing plan and selected The American Funds Group. He thinks the plan is an important tool to help keep good people.

But he doesn't want to pick the plan's investments himself. "I'm in the auto parts business -- not the stock and bond business. I'm interested in the market, but I don't have the time to do the research, or the expertise. And I couldn't sleep at night if I picked the stocks and bonds for the plan. The American Funds investing style doesn't have an inordinate amount of risk. So if an employee retires, changes jobs or remains, we know that the money has been well invested."

King Auto Supply's profitsharing plan has eight American Funds. Carroll's broker advised him to invest in Capital World Bond Fund as part of the fixed-income portion of the portfolio. Carroll says: "We like to spread our risks and opportunities across as wide an area as possible. And Capital World Bond Fund has done well for us."

Virginia's World: Retiring Early and Having a Ball

Dune buggies and sunsets in Michigan's woods

Virginia Heemstra, formerly a billing supervisor in the financial department at Steelcase Corp., a large office furniture company in Grand Rapids, Michigan, received an early retirement offer eight years ago. After 33 years at the company, she took the offer and never looked back. "I had enough money," she says. "I thought: $why wait?' I decided to go for it."

Now she divides her time among three locations. She spends weekdays during the summer and fall at her condominium just south of Grand Rapids. She is active in church and volunteers for the Grand Valley Blood Center. She plays softball, golfs and bowls.

Most weekends Virginia heads 50 miles north to her second home -- a woodsy retreat near Lake Michigan. There she hops aboard her yellow Volkswagen dune buggy and drives through the sand dunes and forests of western Michigan. "My friends and I go out at night looking for deer in the forests,'' she says.

She and a friend recently purchased a double-wide mobile home in Florida. She plans to spend five months there in the winter. It's like "old home week down there because lots of Michigan folks are winter residents," she says.

How does she finance this lifestyle? She's been a saver all her life and a sharp buyer of homes. "When I retired, I decided to take my money out of my company profit-sharing plan in a lump sum instead of an annuity," she says. "A lot of my friends put their money in CDs. They said they wanted to keep their money safe. I realized I would have to live on this money for the rest of my life, and I couldn't survive on the money that CDs were returning."

Virginia went to a financial planner who recommended she invest her money in a number of American Funds. One of those was Capital World Bond Fund. She likes the idea of investing in bonds all over the globe. "These investments have met my retirement goals," she says. "I get regular checks. I know there are ups and downs in the market but I don't worry about it. I'm investing for the long term."

[Photo Caption]
Virginia Heemstra enjoys driving her dune buggy in Michigan's woods as a weekend escape.
[End Photo Caption]

[Photo Caption]
On their farm in Sumner, Washington, Jim and Karen Shigio have learned to rely on more than rhubarb for income.
[End Photo Caption]

The Shigios: Diversifying Their Crops -- and Their Investments

A Washington couple's biggest gamble is rhubarb farming

The damp Puyallup Valley near Tacoma, Washington, is one of the best rhubarb-growing areas in North America. "There's lots of rain and water here, and rhubarb is 90% water," says Karen Shigio. So it sounds like it should be a snap raising rhubarb on the 30 acres she and her husband farm.

Not to hear Jim and Karen tell it. "Farming is a big gamble here," says Jim. "We put all our money out in the winter to buy plants. And it comes back when we harvest our rhubarb later and take the crop to the farm cooperative. A late frost can damage the entire rhubarb crop."

To spread their risks, the Shigios grow other crops on their farm, including strawberries and raspberries and apple and Asian pear trees for nurseries. Jim has even devised a hothouse system to grow rhubarb during the winter months. He uses wood-burning stoves to keep the temperature in the hothouses at an even 50 to 55 degrees, even when nighttime temperatures drop into the teens. "We finally have a crop for the winter season," he says. "It makes agriculture viable here and spreads out our income."

But even growing winter rhubarb in hothouses can be dicey. Jim has to get up every four hours on many winter nights to make sure his rhubarb is warm enough.

Karen has an entirely different type of job. As an employment specialist for the state of Washington, she counsels people from all walks of life, including a number of executives, laid off in the wave of corporate downsizings rippling through the Seattle-Tacoma area. The job is emotionally demanding, she says. "They come in needing a quick fix, and it's not always fixable. Many people are so devastated that they can't even write a resume. It's a heart-wrenching job."

What investment lessons does her job as an employment counselor provide? "People don't think about tomorrow," Karen says. "They think their job will always be there. They think that Social Security will always be there. They don't put enough of their own money away to invest for their future. I've always been a saver -- saving for that rainy day."

The couple's jobs have turned them into very cautious investors, Karen says. But both see a parallel between farming and investing. "Just like in farming, there are good years and bad years in investing," Karen says, "and you want to diversify, to balance off one part of your portfolio with another." That's why she and Jim understood when their financial planner recommended Capital World Bond Fund as one of their investments. "We like the idea of diversifying around the world," Jim says. "We hedge our risks in investing just like we diversify our crops and hedge our risks in farming."

A Statistical Profile of Capital World Bond Fund Shareholders

More than 45,000 investors own shares in Capital World Bond Fund. About two-thirds of them are individuals, spread through all 50 states. All told, shareholders own more than $650 million. Here is a statistical snapshot of your fellow investors.

Individuals



Individual accounts              3,634

Joint accounts                   2,854

Personal tax-deferred

retirement accounts              17,012

Trustees, guardians

and custodians                   2,275

Total Individuals                25,775

(representing $374.0 million)



Institutions



Pension, profit-sharing

and other employee

benefit plans                    6,188

Business organizations           168

Educational, religious and

charitable organizations         84

Total Institutions               6,440

(representing $136.2 million)

Brokerage Accounts               13,319

(representing $142.6 million

for both individuals and

institutions)



Total Accounts                   45,534


Capital World Bond Fund Principal Market Percent
Investment Portfolio September 30, 1995

                                                     Principal             Market            Percent of
                                                     Amount                Value             Net Assets
                                                     (000)                 (000)

Bonds & Notes

Australian Dollars

Australian Government 9.00% 2004                     A$ 1,000              US$776            .12%

New South Wales Treasury 11.50% 1999                 1,000                 839               .13

New South Wales Treasury 7.00% 2004                  12,000                8,109             1.24

News America Holdings Inc. 8.625% 2014               11,000                6,981             1.07

Southern Australia Finance Authority

 11.25% 2001                                         5,500                 4,631             .71

                                                                           --------          --------

                                                                           21,336            3.27

                                                                           --------          --------

Austrian Schillings

Austria Government 7.00% 2000                        ATS14,000             1,456             .22

                                                                           -                 -

British Pounds

Bank of Ireland 9.75% 2005                           Pound 250             411               .06

European Investment Bank 6.00% 2004                  250                   333               .05

United Kingdom:

 9.50% 1999                                          3,000                 5,031             .77

 8.00% 2000                                          400                   643               .10

 7.00% 2001                                          8,500                 12,868            1.97

 4.375% 2004/1/                                      3,000                 5,406             .83

                                                                           --------          --------

                                                                           24,692            3.78

                                                                           --------          --------

Canadian Dollars

Canadian Government:

 7.75% 1996                                          C$ 2,000              1,504             .23

 6.25% 1998                                          2,000                 1,468             .23

 10.75% 1998                                         3,000                 2,426             .37

 9.75% 2001                                          14,250                11,796            1.81

 0% 2003                                             6,000                 2,358             .36

 7.50% 2003                                          5,000                 3,680             .56

 0% 2005                                             12,685                4,321             .66

 8.75% 2005                                          6,550                 5,213             .80

 10.75% 2009                                         9,500                 8,717             1.34

 4.25% 2021/1/                                       4,000                 2,925             .45

 9.00% 2025                                          5,500                 4,468             .68

                                                                           --------          --------

                                                                           48,876            7.49

                                                                           --------          --------

Danish Kroner

Danish Government:

 9.00% 1998                                          DKr124,000            23,730            3.63

 9.00% 2000                                          36,000                6,964             1.07

 8.00% 2003                                          46,500                8,467             1.30

 7.00% 2024                                          104,000               15,547            2.38

                                                                           --------          --------

                                                                           54,708            8.38

                                                                           --------          --------

Deutsche Marks

Deutschland Republic:

 6.75% 2003                                          DM15,500              10,995            1.68

 6.875% 2005                                         16,200                11,540            1.77

 6.25% 2024                                          20,500                12,403            1.90

Treuhandanstalt:

 7.375% 2002                                         11,000                8,091             1.24

 7.50% 2004                                          4,100                 3,019             .46

                                                                           --------          --------

                                                                           46,048            7.05

                                                                           --------          --------

European Currency Units

France O.A.T.:

 6.75% 2002                                          ECU3,000              3,722             .57

 8.50% 2002                                          2,000                 2,715             .41

Italy (Republic of) 10.75% 2000                      2,500                 3,630             .56

                                                                           --------          --------

                                                                           10,067            1.54

                                                                           --------          --------

Finnish Markkaa

Finnish Government:

 11.75% 1996                                         FM1,000               239               .03

 9.50% 2004                                          4,000                 1,028             .16

                                                                           --------          --------

                                                                           1,267             .19

                                                                           --------          --------

French Francs

France O.A.T.:

 6.75% 2004                                          Fr15,000              2,912             .45

 8.50% 2023                                          6,000                 1,275             .19

                                                                           --------          --------

                                                                           4,187             .64

                                                                           --------          --------

Irish Pounds

Ireland (Republic of):

 6.25% 1999                                          IR POUND3,450         5,332             .82

 9.25% 2003                                          3,800                 6,505             1.00

 6.25% 2004                                          530                   746               .11

                                                                           --------          --------

                                                                           12,583            1.93

                                                                           --------          --------

Italian Lire

Credit Local de France 7.50% 1999                    Lr 2,000,000          1,122             .17

Deutsche Bank Finance NV 11.00% 1996                 3,700,000             2,305             .35

Italian Government:

 8.50% 1999                                          4,400,000             2,541             .39

 8.50% 1999                                          2,900,000             1,641             .25

 11.50% 2003                                         1,000,000             618               .10

 8.50% 2004                                          4,500,000             2,315             .36

 8.50% 2004                                          25,700,000            13,148            2.01

KfW International Finance Inc.

  11.625% 1998                                       5,500,000             3,474             .53

                                                                           -                 --------

                                                                           27,164            4.16

                                                                           --------          --------

Japanese Yen

Austria Government 5.00% 2001                        Yen 50,000            574               .09

European Investment Bank 6.75% 2001                  1,500,000             18,637            2.85

Export-Import Bank of Japan:

 4.375% 2003                                         325,000               3,649             .56

 2.875% 2005                                         990,000               9,893             1.52

GMAC International Finance 3.75% 1999                300,000               3,205             .49

Japan Development Bank:

 5.00% 1999                                          340,000               3,871             .59

 6.50% 2001                                          130,000               1,609             .25

                                                                           --------          --------

                                                                           41,438            6.35

                                                                           --------          --------

Netherlands Guilders

Netherlands Government:

 7.50% 1999                                          NLG 5,000             3,342             .51

 7.50% 2023                                          57,300                36,630            5.61

                                                                           --------          --------

                                                                           39,972            6.12

                                                                           --------          --------

New Zealand Dollars

New Zealand Government:

 6.50% 2000                                          NZ$15,550             9,663             1.48

 8.00% 2004                                          27,000                17,953            2.75

 8.00% 2006                                          18,500                12,372            1.90

                                                                           --------          --------

                                                                           39,988            6.13

                                                                           --------          --------

Spanish Pesetas

Spain (Kingdom of):

 8.30% 1998                                          Pta  755,000          5,831             .89

 11.45% 1998                                         2,020,000             16,751            2.57

 10.50% 2003                                         2,000,000             16,116            2.47

                                                                           --------          --------

                                                                           38,698            5.93

                                                                           --------          --------

Swedish Kronor

Swedish Government:

 10.75% 1997                                         SKr 20,000            2,939             .45

 11.00% 1999                                         149,000               22,420            3.43

 6.00% 2005                                          46,000                5,278             .81

                                                                           --------          --------

                                                                           30,637            4.69

                                                                           --------          --------

United States Dollars



Banamex 1995 Receivables Trust

 0% 2002                                             US$ 6,665             5,009             .77

Bayerische Landesbank Girozentrale

 7.375% 2002                                         1,000                 1,050             .16

Caterpillar Financial Services Corp.

 9.39% 12/5/95                                       500                   503               .08

ConAgra, Inc. 9.75% 2021                             8,500                 10,459            1.60

Czech National Bank 7.00% 1996                       2,000                 2,003             .31

Den Danske Bank 144A 6.55% 2003                      1,000                 969               .15

Federal Home Loan Mortgage Corp.:

 5.78% 2003/2/                                       3,000                 2,840             .44

 6.19% 2004/2/                                       3,000                 2,882             .44

Government National Mortgage Assn.:

 9.00% 2017-2004/2/                                  8,893                 9,362             1.43

 7.00% 2020/2/                                       2,838                 2,877             .44

 8.50% 2021/2/                                       975                   1,015             .16

 6.00% 2024/2/                                       3,033                 3,055             .47

 6.50% 2024/2/                                       3,466                 3,514             .54

Parker & Parsley Petroleum Co.

 8.25% 2007                                          2,000                 2069              .32

Poland Government 7.75% 2000                         9,750                 9779              1.50

Province of Ontario 5.70% 1997                       500                   497               .08

Skandinaviska Enskilda Banken 6.875%

 2009                                                4,000                 3,819             .59

Standard Credit Card Trust, credit card

 participation certificates, Series

 1990-6A, 9.375% 1998                                2,200                 2,309             .35

Svenska Handelsbanken, Inc. 8.125% 2007              500                   541               .08

United States Treasury:

 4.75% 1998                                          2,500                 2,423             .37

 5.375% 1998                                         3,000                 2,961             .45

 6.375% 1999                                         22,000                22,292            3.41

 8.00% 2001                                          6,000                 6,547             1.00

 6.375% 2002                                         13,500                13,700            2.10

 11.625% 2004                                        11,000                15,060            2.31

 7.50% 2005                                          5,000                 5,446             .83

 10.375% 2009                                        9,000                 11,479            1.76

 6.25% 2023                                          1,000                 952               .15

 7.625% 2025                                         4,000                 4,529             .69

                                                                           --------          --------

                                                                           149,941           22.98

                                                                           --------          --------

Total bonds & notes (cost:

 $567,958,000)                                                             593,058           90.85

                                                                           --------          --------



Short-Term Securities

Corporate Short-Term Notes

Daimler-Benz North America Corp.

 5.73% due 10/6/95                                   3,900                 3,896             .60

PepsiCo Inc.:

 5.69% due 10/20/95                                  6,700                 6,679             1.02

 5.68% due 11/6/95                                   3,300                 3,280             .50

UBS Finance (Delaware) Inc.

 6.50% due 10/2/95                                   17,700                17,694            2.71

                                                                           --------          --------

                                                                           31,549            4.83

                                                                           --------          --------



Federal Agency Discount Notes

Federal Home Loan Mortgage Corp.

 5.62% due 11/10/95                                  5,700                 5,664             .87

                                                                           -                 -

Non-U.S. Currency

British Pound Deposit                                Pound 41              64                .01

Deutsche Mark Deposit                                DM167                 117               .02

Japanese Yen Deposit                                 Yen 25,217            254               .04

                                                                           --------          --------

                                                                           435               .07

                                                                           --------          --------



Total Short-Term Securities (cost:

 $37,636,000)                                                              37,648            5.77

                                                                           --------          --------

Total Investment Securities (cost:

 $605,594,000)                                                             630,706           96.62



Excess of cash and receivables over

 payables                                                                  22,081            3.38

                                                                           --------          --------

Net Assets                                                                 $652,787          100.00%

                                                                           ========          ========






/1/ Represents an index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.

/2/ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of this security is shorter than the stated maturity.
See Notes to Financial Statements

Capital World Bond Fund
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 1995

                                                                (dollars in thousands)



ASSETS:

Investment securities at market

 (cost: $605,594)                                                                $630,706

Cash                                                                             55

Receivables for-

 Sales of investments                                      $3,581

 Sales of fund's shares                                    1,589

 Accrued interest                                          20,178                25,348

                                                           ---------             ---------

                                                                                 656,109

LIABILITIES:

Payables for-

 Purchases of investments                                  1,837

 Repurchases of fund's shares                              667

 Open forward currency contracts                           311

 Management services                                       358

 Accrued Expenses                                          149                   3,322

                                                           ---------             ---------

NET ASSETS AT SEPTEMBER 30, 1995-

 Equivalent to $16.81 per share on

 38,837,677 shares of $0.01 par value

 capital stock outstanding (authorized

 capital stock - 200,000,000 shares)                                             $652,787

                                                                                 =========



STATEMENT OF OPERATIONS

for the year ended September 30, 1995



(dollars in thousands)

INVESTMENT INCOME:

Income:

 Interest                                                                        $47,517



Expenses:

 Management services fee                                   $4,073

 Distribution expenses                                     1,364

 Transfer agent fee                                        521

 Reports to shareholders                                   109

 Registration statement and prospectus                     110

 Postage, stationery and supplies                          179

 Directors' fees                                           17

 Auditing and legal fees                                   43

 Custodian fee                                             236

 Taxes other than federal income tax                       16

 Other expenses                                            9                     6,677

                                                           ---------             ---------

 Net investment income                                                           40,840

                                                                                 ---------

REALIZED GAIN AND UNREALIZED APPRECIATION:

Net realized gain                                                                3,523

Net unrealized appreciation on

 investments                                               49,945

 Open forward currency contracts                           2,654

                                                           ---------

  Net unrealized appreciation                                                    52,599

                                                                                 ---------

 Net realized gain and change in

  unrealized appreciation on investments                                         56,122

                                                                                 ---------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                                 $96,962

                                                                                 =========



Statement of Changes in Net Assets

(dollars in thousands)

                                                           Year ended            September 30



                                                           1995                  1994

                                                           ---------             ---------

OPERATIONS:

Net investment income                                      $40,840               $37,771

Net realized gain (loss) on investments                    3,523                 (4,212)

Net unrealized appreciation (depreciation)

 on investments                                            52,599                (40,576)

                                                           ---------             ---------

 Net increase (decrease) in net

  assets resulting from operations                         96,962                (7,017)

                                                           ---------             ---------

DIVIDENDS AND DISTRIBUTIONS

 PAID TO SHAREHOLDERS:

Dividends from net

 investment income                                         (43,886)              (30,899)

Distributions from net realized

 gain on investments                                       -                     (3,706)

                                                           ---------             ---------

 Total dividends and distributions                         (43,886)              (34,605)

                                                           ---------             ---------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold:

 12,188,125 and 18,607,545

 shares, respectively                                      198,146               298,788

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and distributions of

 net realized gain on investments:

 2,348,338 and 1,828,168 shares, respectively              37,011                28,937

Cost of shares repurchased:

 13,243,810 and 10,172,029

 shares, respectively                                      (211,052)             (160,190)

                                                           ---------             ---------

 Net increase in net assets

  resulting from capital share

  transactions                                             24,105                167,535

                                                           ---------             ---------

TOTAL INCREASE IN NET ASSETS                               77,181                125,913

NET ASSETS:

Beginning of year                                          575,606               449,693

                                                           ---------             ---------

End of year (including undistributed

 net investment income: $11,346 and

 $14,392, respectively)                                    $652,787              $575,606

                                                           =========             =========


See Notes to Financial Statements

Notes to Financial Statements

1. Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations. Short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Distributions to shareholders are recorded on the ex-dividend date.

 Investment securities, cash balances, and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Interest income from such investments is calculated using the prevailing exchange rate as accrued or when received. Purchases and sales of investment securities and interest income are calculated at the rates of exchange prevailing on the respective dates of such transactions. The fund does not identify the portion of each amount shown in the fund$s statement of operations under the caption "Realized Gain and Unrealized Appreciation" that arises from changes in non-U.S. currency exchange rates.

 Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $236,000 includes $5,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of September 30, 1995, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $25,112,000, of which $27,382,000 related to appreciated securities and $2,270,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended September 30, 1995. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $605,594,000 at Septeber 30, 1995.

3. The fee of $4,073,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.70% of the first $500 million of average net assets; 0.60% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1995, distribution expenses under the Plan were $1,364,000. As of September 30, 1995, accrued and unpaid distribution expenses were $103,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was
paid a fee of $521,000.   American Funds Distributors, Inc. (AFD), the
principal underwriter of the fund's shares, received $838,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1995, aggregate amounts deferred were $13,000.

     CRMC is owned by the Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1995, accumulated undistributed net realized loss on investments was $2,804,000 and paid-in capital was $619,056,000.
 The fund made purchases and sales of investment securities, excluding short-term securities, of $580,682,000 and $586,087,000, respectively, during the year ended September 30, 1995.

   The fund purchases and sells forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The contracts are recorded at market value and reflect the extent of the fund$s involvement in these financial instruments. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in foreign exchange rates and securities values underlying these instruments. At September 30, 1995, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies as follows:

NON-U.S. CURRENCY CONTRACTS

                                                                                    U.S. Valuation

                                         Contract Amount                              at 9/30/95

                                     ------------                                            Unrealized

                                                                                             (Depreciation)

                                     Non-U.S.              U.S.              Amount          Appreciation

--------------------------           ------------          ---------         ---------       -------------

Sales:

Australian Dollars

  expiring 11/20/95                  A$995,000             735,000           751,000         (16,000)

Canadian Dollars

  expiring 2/9/96                    C$5,650,000           4,159,000         4,200,000       (41,000)

Danish Kroner

  expiring10/5/95 to

  2/8/96                             DKr80,000,000         14,672,000        14,434,000      238,000

Deutsche Mark

  expiring 11/20/95 to

  3/19/96                            DM21,862,000          15,180,000        15,418,000      (238,000)

French Francs

  expiring 2/8/96                    Fr6,000,000           1,249,000         1,216,000       33,000

Japanese Yen

  expiring 2/8 to

  3/11/96                            Yen                   12,981,000        12,551,000      430,000
                                     1,218,470,500

Netherlands

  Guilders

  expiring 2/9 to

  3/11/96                            NLG43,090,948         26,352,000        27,160,000      (808,000)

                                                                                             ------------

                                                                                             $(402,000)

                                                                                             ============



Purchases:

Japanese Yen

  expiring 11/21/95                  JPY200,000,000        1,939,000         2,030,000       $91,000

                                                                                             ===========


-------------
Per-Share Data and Ratios

                                                                 Year Ended September 30

                                                    1995         1994           1993         1992         1991



Net Asset Value, Beginning of Year                  $15.33       $16.48         $15.95       $15.60       $14.46

                                                    ------       -------        -----        -------      -------

 Income From Investment Operations:

  Net investment income                             1.09         1.05           .91          1.03         1.05

  Net realized and unrealized gain (loss)

   on investments                                   1.57         (1.14)         .65          .40          1.19

                                                    ------       -------        -----        -------      -------

   Total income from investment operations          2.66         (.09)          1.56         1.43         2.24

                                                    ------       -------        -----        -------      -------

 Less Distributions:

  Dividends from net investment income              (1.18)/1/    (.94)/1/       (.84)/1/     (1.01)/1/    (1.10)

  Distributions from net realized gains             -            (.12)          (.19)        (.07)        -

                                                    ------       -------        -----        -------      -------

   Total distributions                              (1.18)       (1.06)         (1.03)       (1.08)       (1.10)

                                                    ------       -------        -----        -------      -------

Net Asset Value, End of Year                        $16.81       $15.33         $16.48       $15.95       $15.60

                                                    ======       ====           =====        =====        =====



Total Return/2/                                     18.10%       (.62)%         10.40%       9.46%        16.10%



Ratios/Supplemental Data:

 Net assets end of year (in millions)               $653         $576           $450         $224         $76

 Ratio of expenses to average net assets            1.12%        1.11%          1.19%        1.38%        1.42%

 Ratio of net income to average net assets          6.83%        6.88%          6.25%        6.88%        7.54%

 Portfolio turnover rate                            104.96%      77.04%         27.95%       95.11%       81.44%






/1/Amount includes realized non-U.S. currency gains of $.12, $.04, $.03 and $.07 for the years ended 1995, 1994, 1993 and 1992, respectively, treated as net investment income for federal income tax purposes.

/2/ This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
CAPITAL WORLD BOND FUND, INC.:

 We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc., including the schedule of portfolio investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the
five years in the period then ended.   These financial statements and the
per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
October 23, 1995

1995 TAX INFORMATION (unaudited)
     We are required to advise you within 60 days of the fund$s fiscal year-end regarding the federal tax status of distributions.

     Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 7% of the dividends paid by the fund from net investment income was derived from interest on direct U.S.Treasury obligations.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1995 TAX RETURNS. SHAREHOLDER SHOULD CONSULT THEIR TAX ADVISERS.

Board of Directors

H. Frederick Christie, Palos Verdes Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California Edison Company

Diane C. Creel, Long Beach, California
Chairwoman, Chief Executive Officer and
President, The Earth Technology Corporation
(environmental engineering)

Martin Fenton, Jr., San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

Leonard R. Fuller, Los Angeles, California
President, Fuller & Company, Inc.
(financial management consulting)

Abner D. Goldstine, Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Paul G. Haaga, Jr., Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

Herbert Hoover III, Pasadena, California
Private investor

Richard G. Newman, Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer, AECOM Technology Corporation
(architectural engineering)

Peter C. Valli, Long Beach, California
Chairman of the Board and Chief Executive Officer,
BW/IP International, Inc.
(industrial manufacturing)

Other Officers

Mary C. Cremin, Brea, California
Vice President and Treasurer of the fund
Senior Vice President --
Fund Business Management Group,
Capital Research and Management Company

Michael J. Downer, Los Angeles, California
Vice President of the fund
Senior Vice President --
Fund Business Management Group,
Capital Research and Management Company

Julie F. Williams, Los Angeles, California
Secretary of the fund
Vice President -- Fund Business Management Group,
Capital Research and Management Company

Kimberly S. Verdick, Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President --
Fund Business Management Group,
Capital Research and Management Company

Anthony W. Hynes, Jr., Brea, California
Assistant Treasurer of the fund
Vice President -- Fund Business Management Group,
Capital Research and Management Company

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.
Litho in USA  TAG/AL/2767
Lit. No. WBF-011-1195
[The American Funds Group(R)]